UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21983

NASDAQ Premium Income & Growth Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Semi-Annual Report

June 30, 2013

NASDAQ Premium
Income & Growth
Fund Inc.

QQQX

Dow 30SM Premium &
Dividend Income
Fund Inc.

DPD

Dow 30SM Enhanced
Premium & Income
Fund Inc.

DPO

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Table of Contents

Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	7
Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	11
Shareholder Meeting Report	14
Portfolios of Investments	15
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Financial Highlights	34
Notes to Financial Statements	36
Annual Investment Management Agreement Approval Process	47
Reinvest Automatically, Easily and Conveniently	55
Glossary of Terms Used in this Report	56
Additional Fund Information	59

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office has come to an end as of June 30, 2013. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds' risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Nuveen Fund Board has enthusiastically encouraged these initiatives.

The Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
August 22, 2013

Nuveen Investments

Portfolio Managers' Comments

NASDAQ Premium Income & Growth Fund Inc. (QQQX)
Dow 30SM Premium & Dividend Income Fund Inc. (DPD)
Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

The Funds are managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Keith Hembre, CFA, David Friar and James Colon, CFA, manage the portfolios. Here the team talks about their management strategies and the performance of the Funds for the six-month reporting period ended June 30, 2013.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2013?

Each Fund pursues a two-part investment strategy, consisting of an equity strategy and an option overlay strategy.

QQQX's core equity strategy is to invest in an optimized portfolio of equities designed to track the price movement of the NASDAQ -100 Stock Index, a market capitalization weighted index. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Index call options are written on approximately 30-50% of the Fund's net asset value (NAV).

DPD's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the Dow Jones Industrial Average (DJIA). As the DJIA is a price weighted index, this is accomplished by holding an equal number of shares in each index component. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally between 20%-60% of the notional equity exposure.

DPO's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the DJIA. Total exposure to the equity strategy is augmented by the purchase of other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e. leverage) to the return of the DJIA stocks. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally on a pro-rata basis. The overlay percentage is typically between 20%-60% of the total notional exposure of each of the underlying stocks within the portfolio.

The purchase of call options was approved on November 12, 2012 for the purpose of implementing call spreads and similar options strategies. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

How did the Funds perform during this six-month reporting period ended June 30, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the six-month, one-year, five-year and since inception periods ended June 30, 2013. For the six-month period ended June 30, 2013, the shares at NAV for QQQX, DPD and DPO underperformed their comparative indexes.

QQQX seeks to dampen the beta of the overall portfolio by selling call options on a percentage of the Fund's NAV. This strategy provides incremental cash flow to the Fund, and also allows the Fund to participate in any equity market rally for the portion of the Fund's assets that are not included in the call overwrite, typically an amount corresponding to between 30% and 50% of the Fund's assets. Those portions of the Fund subject to overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. The reporting period was marked by a rising market, with minimal volatility levels. As a result, the Fund underperformed for the reporting period.

The equity portfolio of DPD is constructed to substantially replicate the securities in the DJIA, and therefore the Fund's performance is expected to be very similar to this measure. As described previously, the Fund seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each security held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark.

DPO seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each name held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. The Fund also invested in swaps that receive the total return of the DJIA while paying a floating rate of interest, adding leverage and equity exposure to the Fund. This helped mitigate some of the Fund's underperformance.

Nuveen Investments

Fund Leverage

IMPACT OF DPO'S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of DPO relative to the index was the Fund's use of leverage through the use of total return swap contracts. QQQX and DPD do not use leverage. DPO uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of DPO over this reporting period. During the period, the Fund held total return swap contracts that receive the total return of the Dow Jones Industrial Average (DJIA) while paying a floating rate of interest, adding leverage and additional equity exposure to the Fund. During the period, the DJIA rose while the additional equity exposure and leverage created by the total return swap contracts contributed positively to performance.

DPO'S LEVERAGE

Total Return Swap Contracts

As discussed previously, DPO employs leverage through the use of total return swap contracts. As of June 30, 2013, the Fund has outstanding total return swap contracts with a notional value of $113,987,200.

Refer to Notes to Financial Statements, Footnote 3—Portfolio Securities and Investments in Derivatives for further details.

As of June 30, 2013, DPO's percentages of leverage are shown in the accompanying table.

Effective Leverage*

DPO	24.59%

*  Effective leverage is the Fund's effective economic leverage, and includes the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure.

Nuveen Investments

Share Information

Distribution Information

The following information regarding each Fund's distributions is current as of June 30, 2013, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Funds' quarterly distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
	QQQX	DPD	DPO
March	$0.3020	$0.2660	$0.2180
June	0.3020	0.2660	0.2180
Current Distribution Rate*	7.71%	7.26%	7.17%

*  Current Distribution Rate is based on the Funds' current annualized quarterly distribution divided by the Funds' current market price. The Funds' quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Funds' distributions, a return of capital for tax purposes.

DPO employs financial leverage through the use of total return swap contracts. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of shareholders' net asset value per share in response to changing market conditions.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return

Nuveen Investments

falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2013. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of June 30, 2013	QQQX	DPD	DPO
Inception date	1/30/07	4/29/05	5/30/07
Six months ended June 30, 2013:
Per share distribution:
From net investment income	$0.03	$0.11	$0.09
From realized capital gains	0.00	0.00	0.34
Return of capital	0.57	0.42	0.01
Total per share distribution	$0.60	$0.53	$0.44
Annualized distribution rate on NAV	7.59%	6.87%	7.01%
Average annual total returns:
6-Month (Cumulative) on NAV	8.26%	11.28%	14.97%
1-Year on NAV	10.89%	14.32%	19.02%
5-Year on NAV	8.52%	8.00%	9.78%
Since inception on NAV	7.28%	6.95%	4.91%

Share Repurchases

The Funds have not repurchased any of their outstanding shares since the inception of the Funds' repurchase programs.

Share Other Information

As of June 30, 2013, and during the six-month reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	QQQX	DPD	DPO
Share NAV	$15.81	$15.42	$12.55
Share Price	$15.67	$14.66	$12.17
Premium/(Discount) to NAV	(0.89)%	(4.93)%	(3.03)%
6-Month Average Premium/(Discount) to NAV	0.64%	(5.67)%	(5.84)%

Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolios.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

NASDAQ Premium Income & Growth Fund, Inc. (QQQX)

Performance Overview and Holding Summaries as of June 30, 2013

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[3]
QQQX at NAV	8.26%	10.89%	8.52%	7.28%
QQQX at Share Price	7.96%	10.71%	10.96%	6.88%
NASDAQ 100 Index	10.09%	12.87%	10.66%	8.89%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

Common Stocks	99.3%
Exchange-Traded Funds	0.4%
Short-Term Investments	0.3%
Portfolio Composition[1,2] (as a % of total investments)
Software	16.2%
Internet Software & Services	12.6%
Computers & Peripherals	12.5%
Semiconductors & Equipment	9.2%
Biotechnology	9.0%
Communications Equipment	8.8%
Media	6.5%
Internet & Catalog Retail	6.4%
Exchange-Traded Funds	0.4%
Short-Term Investments	0.3%
Other	18.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

3  Since inception returns are from 1/30/07.

Nuveen Investments

Dow 30SM Premium & Dividend Income Fund, Inc. (DPD)

Performance Overview and Holding Summaries as of June 30, 2013

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[3]
DPD at NAV	11.28%	14.32%	8.00%	6.95%
DPD at Share Price	14.70%	17.28%	6.46%	5.80%
Dow Jones Industrial Average Index	15.20%	18.87%	8.64%	7.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

Common Stocks	96.7%
Short-Term Investments	3.3%
Portfolio Composition[1,2] (as a % of total investments)
Oil, Gas & Consumable Fuels	10.4%
Aerospace & Defense	9.7%
IT Services	9.5%
Pharmaceuticals	8.0%
Industrial Conglomerates	6.6%
Hotels, Restaurants & Leisure	4.9%
Diversified Telecommunication Services	4.3%
Machinery	4.1%
Insurance	4.0%
Specialty Retail	3.9%
Household Products	3.8%
Consumer Finance	3.7%
Food & Staples Retailing	3.7%
Diversified Financial Services	3.3%
Short-Term Investments	3.3%
Other	16.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

3  Since inception returns are from 4/29/05.

Nuveen Investments

Dow 30SM Enhanced Premium & Income Fund, Inc. (DPO)

Performance Overview and Holding Summaries as of June 30, 2013

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[3]
DPO at NAV	14.97%	19.02%	9.78%	4.91%
DPO at Share Price	17.59%	21.20%	8.20%	3.67%
Dow Jones Industrial Average Index	15.20%	18.87%	8.64%	4.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

Common Stocks	93.7%
Short-Term Investments	6.3%
Portfolio Composition[1,2] (as a % of total investments)
Oil, Gas & Consumable Fuels	10.2%
Aerospace & Defense	9.5%
IT Services	9.3%
Pharmaceuticals	7.8%
Industrial Conglomerates	6.1%
Hotels, Restaurants & Leisure	4.3%
Diversified Telecommunication Services	4.2%
Machinery	4.0%
Insurance	3.9%
Specialty Retail	3.8%
Household Products	3.8%
Consumer Finance	3.6%
Food & Staples Retailing	3.6%
Short-Term Investments	6.3%
Other	19.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

3  Since inception returns are from 5/30/07.

Nuveen Investments

QQQX

DPD

DPO

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

	QQQX	DPD	DPO
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	16,455,247	10,737,609	23,964,803
Withhold	314,908	218,541	865,788
Total	16,770,155	10,956,150	24,830,591
Robert P. Bremner
For	16,450,853	10,726,483	23,969,601
Withhold	319,302	229,667	860,990
Total	16,770,155	10,956,150	24,830,591
Jack B. Evans
For	16,450,435	10,732,045	23,974,815
Withhold	319,720	224,105	855,776
Total	16,770,155	10,956,150	24,830,591
William C. Hunter
For	16,443,402	10,730,305	23,957,090
Withhold	326,753	225,845	873,501
Total	16,770,155	10,956,150	24,830,591
David J. Kundert
For	16,449,992	10,722,452	23,950,697
Withhold	320,163	233,698	879,894
Total	16,770,155	10,956,150	24,830,591
William J. Schneider
For	16,453,759	10,740,360	23,978,108
Withhold	316,396	215,790	852,483
Total	16,770,155	10,956,150	24,830,591
Judith M. Stockdale
For	16,479,515	10,743,278	23,916,857
Withhold	290,640	212,872	913,734
Total	16,770,155	10,956,150	24,830,591
Carole E. Stone
For	16,471,299	10,743,278	23,903,711
Withhold	298,856	212,872	926,880
Total	16,770,155	10,956,150	24,830,591
Virginia L. Stringer
For	16,499,922	10,751,585	23,967,434
Withhold	270,233	204,565	863,157
Total	16,770,155	10,956,150	24,830,591
Terence J. Toth
For	16,456,605	10,736,143	23,942,625
Withhold	313,550	220,007	887,966
Total	16,770,155	10,956,150	24,830,591

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc.

Portfolio of Investments

  June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 101.5%
	Aerospace & Defense – 0.8%
8,234	General Dynamics Corporation	$644,969
2,843	Lockheed Martin Corporation	308,352
2,019	Precision Castparts Corporation	456,314
8,828	United Technologies Corporation	820,474
	Total Aerospace & Defense	2,230,109
	Air Freight & Logistics – 0.4%
2,768	FedEx Corporation	272,869
8,274	United Parcel Service, Inc., Class B	715,536
4,069	UTI Worldwide, Inc.	67,016
	Total Air Freight & Logistics	1,055,421
	Airlines – 0.1%
6,915	Ryanair Holdings PLC	356,330
	Auto Components – 0.2%
1,406	Autoliv Inc.	108,810
1,182	BorgWarner Inc.	101,829
10,993	Gentex Corporation	253,389
4,227	Lear Corporation	255,564
	Total Auto Components	719,592
	Beverages – 0.1%
4,447	Brown-Forman Corporation	300,395
1,705	PepsiCo, Inc.	139,452
	Total Beverages	439,847
	Biotechnology – 9.2%
14,421	Alkermes Inc., (2)	413,594
11,732	BioMarin Pharmaceutical Inc.	654,528
65,433	Celgene Corporation, (2)	7,649,772
9,456	Cubist Pharmaceuticals Inc., (2)	456,725
3,743	Genomic Health, Inc., (2)	118,691
230,000	Gilead Sciences, Inc., (2)	11,778,300
6,049	Immunogen, Inc., (2)	100,353
9,571	Incyte Pharmaceuticals Inc., (2)	210,562
10,136	ISIS Pharmaceuticals, Inc., (2)	272,354
36,642	Lexicon Genetics, Inc., (2)	79,513
12,904	Myriad Genentics Inc., (2)	346,730
5,158	Onyx Pharmaceuticals Inc., (2)	447,818
9,000	Regeneron Pharmaceuticals, Inc., (2)	2,023,920
12,177	Seattle Genetics, Inc.	383,088
3,054	Theravance Inc., (2)	117,671
6,117	United Therapeutics Corporation, (2)	402,621
20,000	Vertex Pharmaceuticals Inc., (2)	1,597,400
	Total Biotechnology	27,053,640

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Capital Markets – 0.4%
1,498	Franklin Resources, Inc.	$203,758
11,627	SEI Investments Company	330,556
5,883	T. Rowe Price Group Inc.	430,341
5,152	TD Ameritrade Holding Corporation	125,142
	Total Capital Markets	1,089,797
	Chemicals – 0.5%
2,138	Air Products & Chemicals Inc.	195,777
5,970	Ecolab Inc.	508,584
7,810	Methanex Corporation	334,190
1,163	Monsanto Company	114,904
3,448	Praxair, Inc.	397,072
	Total Chemicals	1,550,527
	Commercial Services & Supplies – 0.6%
3,842	Cintas Corporation	174,965
5,162	Copart Inc., (2)	158,990
2,907	Iron Mountain Inc.	77,355
7,605	KAR Auction Services Inc.	173,926
3,753	Rollins Inc.	97,203
15,000	Tetra Tech, Inc., (2)	352,650
3,738	United Stationers, Inc.	125,410
4,788	Waste Connections Inc.	196,978
9,417	Waste Management, Inc.	379,788
	Total Commercial Services & Supplies	1,737,265
	Communications Equipment – 8.9%
604,206	Cisco Systems, Inc.	14,688,248
21,858	LM Ericsson Telefonaktiebolget, Sponsored ADR	246,558
184,022	QUALCOMM, Inc.	11,240,064
	Total Communications Equipment	26,174,870
	Computers & Peripherals – 12.8%
90,000	Apple, Inc., (3)	35,647,200
8,806	EMC Corporation	207,998
24,822	SanDisk Corporation	1,516,624
	Total Computers & Peripherals	37,371,822
	Containers & Packaging – 0.0%
1,377	Silgan Holdings, Inc.	64,664
	Distributors – 0.4%
40,470	LKQ Corporation, (2)	1,042,103
	Diversified Consumer Services – 0.0%
1,285	Strayer Education Inc.	62,747
	Diversified Telecommunication Services – 0.3%
11,623	AT&T Inc.	411,454
12,086	Verizon Communications Inc.	608,409
	Total Diversified Telecommunication Services	1,019,863
	Electrical Equipment – 0.1%
4,297	Eaton PLC	282,786
	Electronic Equipment & Instruments – 0.3%
995	Amphenol Corporation, Class A	77,550
3,675	Arrow Electronics, Inc., (2)	146,449

Nuveen Investments

Shares	Description (1)	Value
	Electronic Equipment & Instruments (continued)
5,960	Avnet Inc., (2)	$200,256
13,756	National Instruments Corporation	384,343
1,870	Plexus Corporation, (2)	55,894
	Total Electronic Equipment & Instruments	864,492
	Food & Staples Retailing – 0.2%
2,453	Casey's General Stores, Inc.	147,572
5,132	CVS Caremark Corporation	293,448
1,862	Fresh Market Inc., (2)	92,579
1,050	PriceSmart, Inc.	92,012
	Total Food & Staples Retailing	625,611
	Health Care Equipment & Supplies – 1.0%
11,141	Abbott Laboratories	388,598
4,453	Baxter International, Inc.	308,459
2,926	Becton, Dickinson and Company	289,177
1,655	C. R. Bard, Inc.	179,865
6,787	Covidien PLC	426,495
1,123	Idexx Labs Inc., (2)	100,823
9,210	Medtronic, Inc.	474,039
2,552	Saint Jude Medical Inc.	116,448
3,714	Stryker Corporation	240,222
1,202	Varian Medical Systems, Inc., (2)	81,075
2,561	Zimmer Holdings, Inc.	191,921
	Total Health Care Equipment & Supplies	2,797,122
	Health Care Providers & Services – 2.1%
7,890	AmerisourceBergen Corporation	440,499
7,457	Cardinal Health, Inc.	351,970
75,000	Express Scripts, Inc., (2)	4,626,750
5,773	McKesson HBOC Inc.	661,009
1,606	Patterson Companies, Inc.	60,386
	Total Health Care Providers & Services	6,140,614
	Health Care Technology – 0.1%
8,481	Allscripts Healthcare Solutions Inc., (2)	109,744
13,136	Quality Systems Inc.	245,775
	Total Health Care Technology	355,519
	Hotels, Restaurants & Leisure – 0.8%
3,330	Cheesecake Factory Inc.	139,494
2,690	Darden Restaurants, Inc.	135,791
1,773	Panera Bread Company, (2)	329,672
13,593	Wynn Resorts Ltd	1,739,904
	Total Hotels, Restaurants & Leisure	2,344,861
	Household Durables – 0.1%
100	NVR Inc., (2)	92,200
15,000	Skullcandy Inc., (2)	81,900
	Total Household Durables	174,100
	Household Products – 0.1%
3,724	Procter & Gamble Company	286,711
	Industrial Conglomerates – 0.1%
1,793	3M Co.	196,065
3,005	Danaher Corporation	190,217
	Total Industrial Conglomerates	386,282

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Insurance – 0.1%
5,268	CNA Financial Corporation	$171,842
	Internet & Catalog Retail – 6.5%
50,000	Amazon.com, Inc., (2)	13,884,500
1,604	Hosting Site Network, Inc.	86,167
6,208	Priceline.com Incorporated, (2)	5,134,823
	Total Internet & Catalog Retail	19,105,490
	Internet Software & Services – 12.8%
31,371	Baidu.com, Inc., Sponsored ADR, (2)	2,965,501
147,828	eBay Inc., (2), (3)	7,645,664
28,325	Google Inc., Class A, (2)	24,936,480
11,128	IAC/InterActiveCorp.	529,248
4,807	J2 Global Inc.	204,346
1,436	Mercadolibre, Inc.	154,743
7,516	Netease.com, Inc.	474,786
4,376	NIC, Incorporated	72,335
1,733	Sina Corporation	96,580
2,032	Sohu.com Inc.	125,212
8,335	ValueClick, Inc., (2)	205,708
5,270	WebMD Health Corporation, Class A, (2)	154,780
	Total Internet Software & Services	37,565,383
	IT Services – 2.1%
4,453	Acxiom Corporation, (2)	100,994
27,590	Amdocs Limited	1,023,313
10,704	Computer Sciences Corporation	468,514
5,989	CSG Systems International Inc., (3)	129,961
19,208	Genpact Limited	369,562
1,448	Global Payments Inc.	67,071
19,648	Henry Jack and Associates Inc.	926,010
9,723	International Business Machines Corporation (IBM)	1,858,163
8,650	ManTech International Corporation, Class A	225,938
3,931	NeuStar, Inc., (2)	191,361
20,035	SAIC, Inc.	279,088
6,846	Sapient Corporation, (2)	89,409
2,118	Teradata Corporation, (2)	106,387
8,580	Total System Services Inc.	210,038
	Total IT Services	6,045,809
	Life Sciences Tools & Services – 0.8%
4,788	Charles River Laboratories International, Inc., (2)	196,452
14,460	ICON PLC	512,318
5,980	Luminex Corporation, (2)	123,248
20,567	Techne Corporation	1,420,768
1,133	Thermo Fisher Scientific, Inc.	95,886
	Total Life Sciences Tools & Services	2,348,672
	Machinery – 0.4%
2,571	AGCO Corporation	129,038
4,955	CNH Global N.V.	206,425
1,251	Deere & Company	101,644
7,181	Makita Corporation, ADR, (6)	387,478
3,641	Nordson Corporation	252,358
2,114	WABCO Holdings Inc., (2)	157,895
	Total Machinery	1,234,838

Nuveen Investments

Shares	Description (1)	Value
	Media – 6.7%
230,000	Comcast Corporation, Class A	$9,632,400
14,000	Discovery Communications Inc., Class A Shares, (2)	1,080,940
2,045	Lamar Advertising Company, (2)	88,753
205,331	News Corporation, Class A, (2)	6,693,791
11,375	Omnicom Group, Inc.	715,146
2,345	Scripps Networks Interactive, Class A Shares	156,552
9,988	Walt Disney Company	630,742
6,836	WPP Group PLC	583,726
	Total Media	19,582,050
	Multiline Retail – 0.4%
7,979	Dollar General Corporation, (2)	402,381
10,757	Macy's, Inc.	516,336
2,818	Nordstrom, Inc.	168,911
	Total Multiline Retail	1,087,628
	Office Electronics – 0.1%
29,579	Xerox Corporation	268,282
1,872	Zebra Technologies Corporation, Class A, (2)	81,320
	Total Office Electronics	349,602
	Pharmaceuticals – 1.0%
11,141	AbbVie Inc.	460,569
1,753	Actavis Inc., (2)	221,264
4,275	Allergan, Inc.	360,126
3,606	Bristol-Myers Squibb Company	161,152
8,946	Endo Pharmaceuticals Holdings Inc., (2)	329,123
12,362	Forest Laboratories, Inc., (2)	506,842
6,009	Shire PLC, ADR	571,516
5,980	ViroPharma, Inc., (2)	171,327
	Total Pharmaceuticals	2,781,919
	Professional Services – 0.6%
6,314	Equifax Inc.	372,084
2,798	IHS Inc., (2)	292,055
1,389	Towers Watson & Company, Class A Shares	113,815
15,000	Verisk Analytics Inc, Class A Shares, (2)	895,500
	Total Professional Services	1,673,454
	Real Estate Investment Trust – 0.5%
20,439	American Tower REIT Inc.	1,495,522
	Road & Rail – 0.5%
3,987	CSX Corporation	92,459
19,779	Heartland Express, Inc.	274,335
4,374	J.B. Hunt Transports Serives Inc.	315,978
9,051	Landstar System	466,127
8,819	Werner Enterprises, Inc.	213,155
	Total Road & Rail	1,362,054
	Semiconductors & Equipment – 9.4%
9,078	Aixtron AG, Aachen SH	152,329
28,000	Analog Devices, Inc., (3)	1,261,680
20,000	ARM Holdings PLC	723,600
2,443	ASM International NV	79,837
12,580	ASM Lithography Holding NV	995,078
2,227	Cabot Microelectronics Corporation, (2)	73,513
5,000	Cirrus Logic Inc., (2)	86,800
10,000	Cree, Inc., (2)	638,600

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
5,040	Hittite Microwave Corporation, (2)	$292,320
575,000	Intel Corporation, (3)	13,926,500
5,743	International Rectifier Corporation, (2)	120,258
11,540	Intersil Holding Corporation, Class A	90,243
4,477	Lam Research Corporation, (2)	198,510
17,996	LSI Logic Corporation	128,491
2,198	Mellanox Technologies, Limited	108,801
121,609	Micron Technology, Inc., (2)	1,742,657
8,107	Microsemi Corporation, (2)	184,434
72,634	NVIDIA Corporation	1,019,055
7,270	NXP Semiconductors NV, (2)	225,225
27,886	ON Semiconductor Corporation	225,319
5,933	Power Integrations Inc.	240,642
11,023	Rambus Inc., (2)	94,688
5,950	Semtech Corporation, (2)	208,429
10,146	Silicon Laboratories Inc., (2)	420,146
44,749	Siliconware Precision Industries Company Limited	280,576
8,537	Skyworks Solutions Inc., (2)	186,875
30,000	Taiwan Semiconductor Manufacturing Company Limited	549,600
7,657	Tessera Technologies Inc.	159,266
90,000	Texas Instruments Incorporated, (3)	3,138,300
	Total Semiconductors & Equipment	27,551,772
	Software – 16.5%
1,606	ACI Worldwide, Inc., (2)	74,647
5,000	Advent Software Inc.	175,300
7,378	Ansys Inc., (2)	539,332
2,847	Blackbaud, Inc.	92,727
18,065	Cadence Design Systems, Inc., (2)	261,581
16,834	Compuware Corporation	174,232
3,694	Concur Technologies, Inc., (2)	300,618
4,334	Informatica Corporation, (2)	151,603
15,000	Micros Systems, Inc., (2)	647,250
760,000	Microsoft Corporation, (3)	26,242,794
1,584	Microstrategy Inc., (2)	137,745
1,330	NetSuite Inc., (2)	122,014
5,556	Open Text Corporation	380,419
550,000	Oracle Corporation, (3)	16,896,000
12,402	Parametric Technology Corporation, (2)	304,221
6,511	Progress Software Corporation, (2)	149,818
5,477	Red Hat, Inc., (2)	261,910
2,052	Salesforce.com, Inc., (2)	78,345
3,202	Solera Holdings Inc.	178,191
2,640	SS&C Technologies Holdings Inc., (2)	86,856
25,778	Synopsys Inc., (2)	921,564
5,497	Tibco Software Inc., (2)	117,636
	Total Software	48,294,803
	Specialty Retail – 2.3%
3,231	Aaron Rents Inc.	90,500
4,472	Advance Auto Parts, Inc.	362,992
18,980	Ascena Retail Group Inc., (2)	331,201
1,202	AutoZone, Inc., (2)	509,275
4,581	CarMax, Inc., (2)	211,459
3,340	Dick's Sporting Goods Inc.	167,200
8,570	Gap, Inc.	357,626
15,928	Lowe's Companies, Inc.	651,455
10,855	PetSmart Inc.	727,176
9,254	Rent-A-Center Inc.	347,488

Nuveen Investments

Shares	Description (1)	Value
	Specialty Retail (continued)
5,369	Sally Beauty Holdings Inc., (2)	$166,976
5,585	Signet Jewelers Limited	376,597
5,134	Tiffany & Co.	373,961
14,382	TJX Companies, Inc.	719,963
8,047	Tractor Supply Company	946,408
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	251,902
2,384	Williams-Sonoma Inc.	133,242
	Total Specialty Retail	6,725,421
	Textiles, Apparel & Luxury Goods – 0.1%
2,496	PVH Corporation	312,125
	Trading Companies & Distributors – 0.1%
4,640	MSC Industrial Direct Inc., Class A	359,414
	Wireless Telecommunication Services – 1.0%
12,000	Crown Castle International Corporation, (2)	868,680
15,355	Partner Communications Company Limited	96,276
12,000	SBA Communications Corporation, (2)	889,440
19,244	Telephone and Data Systems Inc.	474,365
13,012	United States Cellular Corporation	477,410
	Total Wireless Telecommunication Services	2,806,171
	Total Common Stocks (cost $185,078,016)	297,080,664
Shares	Description (1)	Value
	Exchange-Traded Funds – 0.4%
15,000	PowerShares QQQ Trust, Series 1	$1,068,150
	Total Exchange-Traded Funds (cost $1,046,362)	1,068,150

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.3%
$882	Repurchase Agreement with State Street Bank, dated 6/28/13, repurchase price $881,972, collateralized by $915,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $900,426	0.010%	7/01/13	$881,971
	Total Short-Term Investments (cost $881,971)			881,971
	Total Investments (cost $187,006,349) – 102.2%			299,030,785
	Other Assets Less Liabilities – (2.2)% (4)			(6,449,633)
	Net Assets – 100%			$292,581,152

Investments in Derivatives as of June 30, 2013

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(75)	NASDAQ 100 INDEX	$(21,750,000)	7/20/13	$2,900	$(339,375)
(75)	NASDAQ 100 INDEX	(22,125,000)	8/17/13	2,950	(318,000)
(100)	NASDAQ 100 INDEX	(30,250,000)	8/17/13	3,025	(165,000)
(50)	NASDAQ 100 INDEX	(15,375,000)	8/17/13	3,075	(39,500)
(100)	RUSSELL 2000® INDEX	(9,900,000)	7/20/13	990	(77,000)
(400)	Total Call Options Written (premiums received $900,320)	$(99,400,000)			$(938,875)

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (6)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 2—Investment Valuation and Fair Value Measurements for more information.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

Portfolio of Investments

  June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 98.5%
	Aerospace & Defense – 9.9%
94,000	Boeing Company	$9,629,360
94,000	United Technologies Corporation	8,736,360
	Total Aerospace & Defense	18,365,720
	Beverages – 2.0%
94,000	Coca-Cola Company	3,770,340
	Chemicals – 2.7%
94,000	E.I. Du Pont de Nemours and Company	4,935,000
	Communications Equipment – 1.2%
94,000	Cisco Systems, Inc.	2,285,140
	Computers & Peripherals – 1.3%
94,000	Hewlett-Packard Company	2,331,200
	Consumer Finance – 3.8%
94,000	American Express Company	7,027,440
	Diversified Financial Services – 3.3%
94,000	Bank of America Corporation	1,208,840
94,000	JPMorgan Chase & Co.	4,962,260
	Total Diversified Financial Services	6,171,100
	Diversified Telecommunication Services – 4.4%
94,000	AT&T Inc.	3,327,600
94,000	Verizon Communications Inc.	4,731,960
	Total Diversified Telecommunication Services	8,059,560
	Food & Staples Retailing – 3.8%
94,000	Wal-Mart Stores, Inc.	7,002,060
	Health Care Providers & Services – 3.3%
94,000	UnitedHealth Group Incorporated	6,155,120
	Hotels, Restaurants & Leisure – 5.0%
94,000	McDonald's Corporation	9,306,000
	Household Products – 3.9%
94,000	Procter & Gamble Company	7,237,060
	Industrial Conglomerates – 6.7%
94,000	3M Co.	10,278,900
94,000	General Electric Company	2,179,860
	Total Industrial Conglomerates	12,458,760
	Insurance – 4.1%
94,000	Travelers Companies, Inc.	7,512,480

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc. (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	IT Services – 9.7%
94,000	International Business Machines Corporation (IBM)	$17,964,340
	Machinery – 4.2%
94,000	Caterpillar Inc.	7,754,060
	Media – 3.2%
94,000	Walt Disney Company	5,936,100
	Metals & Mining – 0.4%
94,000	Alcoa Inc.	735,080
	Oil, Gas & Consumable Fuels – 10.6%
94,000	Chevron Corporation	11,123,960
94,000	Exxon Mobil Corporation	8,492,900
	Total Oil, Gas & Consumable Fuels	19,616,860
	Pharmaceuticals – 8.1%
94,000	Johnson & Johnson	8,070,840
94,000	Merck & Company Inc.	4,366,300
94,000	Pfizer Inc.	2,632,940
	Total Pharmaceuticals	15,070,080
	Semiconductors & Equipment – 1.2%
94,000	Intel Corporation	2,276,680
	Software – 1.8%
94,000	Microsoft Corporation	3,245,820
	Specialty Retail – 3.9%
94,000	Home Depot, Inc.	7,282,180
	Total Common Stocks (cost $120,570,019)	182,498,180

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.4%
	U.S. Government and Agency Obligations – 1.1%
$2,000	U.S. Treasury Bills, (2)	0.000%	8/15/13	$1,999,944
	Repurchase Agreements – 2.3%
4,260	Repurchase Agreement with State Street Bank, dated 6/28/13, repurchase price $4,260,081, collateralized by $4,350,000 U.S. Treasury Notes, 0.875%, due 2/28/17, value $4,349,839	0.010%	7/01/13	4,260,077
	Total Short-Term Investments (cost $6,259,745)			6,260,021
	Total Investments (cost $126,829,764) – 101.9%			188,758,201
	Other Assets Less Liabilities – (1.9)% (3)			(3,500,078)
	Net Assets – 100%			$185,258,123

Investments in Derivatives as of June 30, 2013

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(200)	3M Co.	$(2,300,000)	7/20/13	$115.0000	$(793)
(200)	3M Co.	(2,311,600)	7/20/13	115.5800	—
(250)	3M Co.	(2,851,680)	7/20/13	114.0672	(8,361)
(200)	Alcoa Inc.	(178,464)	7/20/13	8.9232	—
(250)	Alcoa Inc.	(201,500)	7/20/13	8.0600	(3,781)
(200)	American Express Company	(1,577,264)	7/20/13	78.8632	(18)

Nuveen Investments

Investments in Derivatives as of June 30, 2013 (continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(250)	American Express Company	$(1,921,400)	7/20/13	$76.8560	$(22,340)
(200)	AT&T Inc.	(746,928)	7/20/13	37.3464	—
(250)	AT&T Inc.	(918,500)	7/20/13	36.7400	(2,829)
(200)	Bank of America Corporation	(280,384)	7/20/13	14.0192	—
(250)	Bank of America Corporation	(331,750)	7/20/13	13.2700	(5,706)
(200)	Boeing Company	(2,061,072)	7/20/13	103.0536	(11,618)
(250)	Boeing Company	(2,619,500)	7/20/13	104.7800	(41,991)
(200)	Caterpillar Inc.	(1,799,000)	7/20/13	89.9500	—
(250)	Caterpillar Inc.	(2,134,500)	7/20/13	85.3800	(14,290)
(200)	Chevron Corporation	(2,610,200)	7/20/13	130.5100	—
(250)	Chevron Corporation	(3,072,000)	7/20/13	122.8800	(11,911)
(200)	Cisco Systems, Inc.	(501,488)	7/20/13	25.0744	(170)
(200)	Cisco Systems, Inc.	(510,000)	8/17/13	25.5000	(5,343)
(250)	Cisco Systems, Inc.	(633,250)	7/20/13	25.3300	(6,221)
(200)	Coca-Cola Company	(861,120)	7/20/13	43.0560	—
(250)	Coca-Cola Company	(1,048,580)	7/20/13	41.9432	(4,842)
(200)	E.I. Du Pont de Nemours and Company	(1,165,200)	7/20/13	58.2600	—
(250)	E.I. Du Pont de Nemours and Company	(1,391,750)	7/20/13	55.6700	(5,827)
(200)	Exxon Mobil Corporation	(1,915,200)	7/20/13	95.7600	—
(250)	Exxon Mobil Corporation	(2,334,750)	7/20/13	93.3900	(12,097)
(200)	General Electric Company	(491,800)	7/20/13	24.5900	—
(250)	General Electric Company	(604,500)	7/20/13	24.1800	(3,851)
(200)	Hewlett-Packard Company	(524,992)	7/20/13	26.2496	(158)
(250)	Hewlett-Packard Company	(624,250)	7/20/13	24.9700	(22,180)
(200)	Home Depot, Inc.	(1,653,392)	7/20/13	82.6696	—
(250)	Home Depot, Inc.	(1,967,420)	7/20/13	78.6968	(29,981)
(200)	Intel Corporation	(504,816)	7/20/13	25.2408	(109)
(200)	Intel Corporation	(520,000)	7/20/13	26.0000	(248)
(250)	Intel Corporation	(624,250)	7/20/13	24.9700	(9,227)
(200)	International Business Machines Corporation (IBM)	(4,324,736)	7/20/13	216.2368	—
(250)	International Business Machines Corporation (IBM)	(5,066,250)	7/20/13	202.6500	(21,008)
(200)	Johnson & Johnson	(1,781,520)	7/20/13	89.0760	(3)
(250)	Johnson & Johnson	(2,261,750)	7/20/13	90.4700	(3,079)
(200)	JPMorgan Chase & Co.	(1,137,136)	7/20/13	56.8568	—
(250)	JPMorgan Chase & Co.	(1,365,000)	7/20/13	54.6000	(11,207)
(200)	McDonald's Corporation	(2,060,240)	7/20/13	103.0120	(1)
(250)	McDonald's Corporation	(2,569,840)	7/20/13	102.7936	(7,831)
(200)	Merck & Company Inc.	(974,896)	7/20/13	48.7448	(2)
(250)	Merck & Company Inc.	(1,214,000)	7/20/13	48.5600	(5,835)
(200)	Microsoft Corporation	(725,504)	7/20/13	36.2752	(11)
(250)	Microsoft Corporation	(893,000)	7/20/13	35.7200	(9,024)
(200)	Pfizer Inc.	(588,200)	7/20/13	29.4100	(1)
(250)	Pfizer Inc.	(730,500)	7/20/13	29.2200	(3,628)
(200)	Procter & Gamble Company	(1,641,120)	7/20/13	82.0560	—
(250)	Procter & Gamble Company	(2,012,500)	7/20/13	80.5000	(6,437)
(200)	Travelers Companies, Inc.	(1,740,400)	7/20/13	87.0200	—
(250)	Travelers Companies, Inc.	(2,074,500)	7/20/13	82.9800	(9,551)
(200)	United Technologies Corporation	(1,978,496)	7/20/13	98.9248	—
(250)	United Technologies Corporation	(2,417,480)	7/20/13	96.6992	(15,352)
(200)	UnitedHealth Group Incorporated	(1,317,680)	7/20/13	65.8840	(6,342)
(250)	UnitedHealth Group Incorporated	(1,684,280)	7/20/13	67.3712	(19,176)
(200)	Verizon Communications Inc.	(1,031,056)	7/20/13	51.5528	(547)
(250)	Verizon Communications Inc.	(1,317,250)	7/20/13	52.6900	(4,976)
(200)	Wal-Mart Stores, Inc.	(1,585,584)	7/20/13	79.2792	—
(300)	Wal-Mart Stores, Inc.	(2,340,300)	7/20/13	78.0100	(2,065)
(200)	Walt Disney Company	(1,378,208)	7/20/13	68.9104	—
(250)	Walt Disney Company	(1,643,460)	7/20/13	65.7384	(12,360)
(14,150)	Total Call Options Written (premiums received $620,284)	$(95,647,386)			$(362,328)

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc. (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

Portfolio of Investments

  June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 95.5%
	Aerospace & Defense – 9.7%
173,500	Boeing Company	$17,773,340
173,500	United Technologies Corporation	16,125,090
	Total Aerospace & Defense	33,898,430
	Beverages – 2.0%
173,500	Coca-Cola Company	6,959,085
	Chemicals – 2.6%
173,500	E.I. Du Pont de Nemours and Company	9,108,750
	Communications Equipment – 1.2%
173,500	Cisco Systems, Inc.	4,217,785
	Computers & Peripherals – 1.2%
173,500	Hewlett-Packard Company	4,302,800
	Consumer Finance – 3.7%
173,500	American Express Company	12,970,860
	Diversified Financial Services – 3.3%
173,500	Bank of America Corporation	2,231,210
173,500	JPMorgan Chase & Co.	9,159,065
	Total Diversified Financial Services	11,390,275
	Diversified Telecommunication Services – 4.3%
173,500	AT&T Inc.	6,141,900
173,500	Verizon Communications Inc.	8,733,990
	Total Diversified Telecommunication Services	14,875,890
	Food & Staples Retailing – 3.7%
173,500	Wal-Mart Stores, Inc.	12,924,015
	Health Care Providers & Services – 3.2%
173,500	UnitedHealth Group Incorporated	11,360,780
	Hotels, Restaurants & Leisure – 4.4%
153,800	McDonald's Corporation	15,226,200
	Household Products – 3.8%
173,500	Procter & Gamble Company	13,357,765
	Industrial Conglomerates – 6.2%
162,500	3M Co.	17,769,375
173,500	General Electric Company	4,023,465
	Total Industrial Conglomerates	21,792,840

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc. (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Insurance – 4.0%
173,500	Travelers Companies, Inc.	$13,866,120
	IT Services – 9.5%
173,500	International Business Machines Corporation (IBM)	33,157,585
	Machinery – 4.1%
173,500	Caterpillar Inc.	14,312,015
	Media – 3.1%
173,500	Walt Disney Company	10,956,525
	Metals & Mining – 0.4%
173,500	Alcoa Inc.	1,356,770
	Oil, Gas & Consumable Fuels – 10.4%
173,500	Chevron Corporation	20,531,990
173,500	Exxon Mobil Corporation	15,675,725
	Total Oil, Gas & Consumable Fuels	36,207,715
	Pharmaceuticals – 8.0%
173,500	Johnson & Johnson	14,896,710
173,500	Merck & Company Inc.	8,059,075
173,500	Pfizer Inc.	4,859,735
	Total Pharmaceuticals	27,815,520
	Semiconductors & Equipment – 1.2%
173,500	Intel Corporation	4,202,170
	Software – 1.7%
173,500	Microsoft Corporation	5,990,955
	Specialty Retail – 3.8%
173,500	Home Depot, Inc.	13,441,045
	Total Common Stocks (cost $275,104,741)	333,691,895

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 6.4%
	U.S. Government and Agency Obligations – 0.8%
$3,000	U.S. Treasury Bills, (2)	0.000%	8/15/13	$2,999,916
	Repurchase Agreements – 5.6%
19,487	Repurchase Agreement with State Street Bank, dated 6/28/13, repurchase price $19,487,261, collateralized by $19,880,000 U.S. Treasury Notes, 0.875%, due 2/28/17, value $19,879,264	0.010%	7/01/13	19,487,245
	Total Short-Term Investments (cost $22,486,746)			22,487,161
	Total Investments (cost $297,591,487) – 101.9%			356,179,056
	Other Assets Less Liabilities – (1.9)% (3)			(6,575,896)
	Net Assets – 100%			$349,603,160

Nuveen Investments

Investments in Derivatives as of June 30, 2013

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(500)	3M Co.	$(5,750,000)	7/20/13	$115.0000	$(1,983)
(500)	3M Co.	(5,779,000)	7/20/13	115.5800	—
(620)	3M Co.	(7,072,167)	7/20/13	114.0672	(20,734)
(500)	Alcoa Inc.	(446,160)	7/20/13	8.9232	—
(620)	Alcoa Inc.	(499,720)	7/20/13	8.0600	(9,376)
(500)	American Express Company	(3,943,160)	7/20/13	78.8632	(44)
(620)	American Express Company	(4,765,072)	7/20/13	76.8560	(55,403)
(500)	AT&T Inc.	(1,867,320)	7/20/13	37.3464	(1)
(620)	AT&T Inc.	(2,277,880)	7/20/13	36.7400	(7,016)
(500)	Bank of America Corporation	(700,960)	7/20/13	14.0192	(1)
(620)	Bank of America Corporation	(822,740)	7/20/13	13.2700	(14,152)
(500)	Boeing Company	(5,152,680)	7/20/13	103.0536	(29,044)
(620)	Boeing Company	(6,496,360)	7/20/13	104.7800	(104,138)
(500)	Caterpillar Inc.	(4,497,500)	7/20/13	89.9500	—
(620)	Caterpillar Inc.	(5,293,560)	7/20/13	85.3800	(35,439)
(500)	Chevron Corporation	(6,525,500)	7/20/13	130.5100	—
(620)	Chevron Corporation	(7,618,560)	7/20/13	122.8800	(29,539)
(500)	Cisco Systems, Inc.	(1,253,720)	7/20/13	25.0744	(424)
(620)	Cisco Systems, Inc.	(1,570,460)	7/20/13	25.3300	(15,429)
(500)	Cisco Systems, Inc.	(1,275,000)	8/17/13	25.5000	(13,358)
(500)	Coca-Cola Company	(2,152,800)	7/20/13	43.0560	—
(620)	Coca-Cola Company	(2,600,478)	7/20/13	41.9432	(12,007)
(500)	E.I. Du Pont de Nemours and Company	(2,913,000)	7/20/13	58.2600	—
(620)	E.I. Du Pont de Nemours and Company	(3,451,540)	7/20/13	55.6700	(14,451)
(500)	Exxon Mobil Corporation	(4,788,000)	7/20/13	95.7600	—
(620)	Exxon Mobil Corporation	(5,790,180)	7/20/13	93.3900	(30,002)
(500)	General Electric Company	(1,229,500)	7/20/13	24.5900	(1)
(620)	General Electric Company	(1,499,160)	7/20/13	24.1800	(9,550)
(500)	Hewlett-Packard Company	(1,312,480)	7/20/13	26.2496	(395)
(620)	Hewlett-Packard Company	(1,548,140)	7/20/13	24.9700	(55,005)
(500)	Home Depot, Inc.	(4,133,480)	7/20/13	82.6696	(1)
(620)	Home Depot, Inc.	(4,879,202)	7/20/13	78.6968	(74,353)
(500)	Intel Corporation	(1,262,040)	7/20/13	25.2408	(272)
(500)	Intel Corporation	(1,300,000)	7/20/13	26.0000	(620)
(620)	Intel Corporation	(1,548,140)	7/20/13	24.9700	(22,882)
(500)	International Business Machines Corporation (IBM)	(10,811,840)	7/20/13	216.2368	—
(620)	International Business Machines Corporation (IBM)	(12,564,300)	7/20/13	202.6500	(52,099)
(500)	Johnson & Johnson	(4,453,800)	7/20/13	89.0760	(7)
(620)	Johnson & Johnson	(5,609,140)	7/20/13	90.4700	(7,636)
(500)	JPMorgan Chase & Co.	(2,842,840)	7/20/13	56.8568	—
(620)	JPMorgan Chase & Co.	(3,385,200)	7/20/13	54.6000	(27,794)
(500)	McDonald's Corporation	(5,150,600)	7/20/13	103.0120	(2)
(620)	McDonald's Corporation	(6,373,203)	7/20/13	102.7936	(19,420)
(500)	Merck & Company Inc.	(2,437,240)	7/20/13	48.7448	(6)
(620)	Merck & Company Inc.	(3,010,720)	7/20/13	48.5600	(14,472)
(500)	Microsoft Corporation	(1,813,760)	7/20/13	36.2752	(27)
(620)	Microsoft Corporation	(2,214,640)	7/20/13	35.7200	(22,379)
(500)	Pfizer Inc.	(1,470,500)	7/20/13	29.4100	(3)
(620)	Pfizer Inc.	(1,811,640)	7/20/13	29.2200	(8,998)
(500)	Procter & Gamble Company	(4,102,800)	7/20/13	82.0560	—
(620)	Procter & Gamble Company	(4,991,000)	7/20/13	80.5000	(15,963)
(500)	Travelers Companies, Inc.	(4,351,000)	7/20/13	87.0200	—
(620)	Travelers Companies, Inc.	(5,144,760)	7/20/13	82.9800	(23,687)
(500)	United Technologies Corporation	(4,946,240)	7/20/13	98.9248	—
(620)	United Technologies Corporation	(5,995,350)	7/20/13	96.6992	(38,072)
(500)	UnitedHealth Group Incorporated	(3,294,200)	7/20/13	65.8840	(15,856)

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc. (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Investments in Derivatives as of June 30, 2013 (continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(620)	UnitedHealth Group Incorporated	$(4,177,014)	7/20/13	$67.3712	$(47,556)
(500)	Verizon Communications Inc.	(2,577,640)	7/20/13	51.5528	(1,369)
(620)	Verizon Communications Inc.	(3,266,780)	7/20/13	52.6900	(12,339)
(500)	Wal-Mart Stores, Inc.	(3,963,960)	7/20/13	79.2792	—
(750)	Wal-Mart Stores, Inc.	(5,850,750)	7/20/13	78.0100	(5,164)
(500)	Walt Disney Company	(3,445,520)	7/20/13	68.9104	—
(620)	Walt Disney Company	(4,075,781)	7/20/13	65.7384	(30,653)
(35,230)	Total Call Options Written (premiums received $1,543,565)	$(238,147,877)			$(899,122)

Total Return Swaps outstanding:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation) (3)
Citibank N.A.	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 5 basis points	6/25/14	$56,993,600	$573,125
HSBC Bank	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 5 basis points	6/25/14	56,993,600	573,125
				$113,987,200	$1,146,250

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (3)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  USD-LIBOR-BBA  United States Dollar—London Inter-Bank Offered Rate—British Bankers Association.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2013 (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Assets
Investments, at value (cost $187,006,349, $126,829,764 and $297,591,487, respectively)	$299,030,785	$188,758,201	$356,179,056
Cash	20,036	—	—
Unrealized appreciation on total return swaps	—	—	1,146,250
Receivables:
Dividends	57,372	98,249	181,342
Call options written	—	6,800	17,000
Reclaims	1,179	—	—
Other assets	4,731	4,382	11,753
Total assets	299,114,103	188,867,632	357,535,401
Liabilities
Cash overdraft	—	—	610,000
Call options written, at value (premiums received $900,320, $620,284 and $1,543,565, respectively)	938,875	362,328	899,122
Payables:
Dividends	5,221,062	2,977,917	5,763,524
Investments purchased	—	—	219,700
Accrued expenses:
Directors fees	6,149	953	8,940
Management fees	212,619	133,930	253,380
Other	154,246	134,381	177,575
Total liabilities	6,532,951	3,609,509	7,932,241
Net assets	$292,581,152	$185,258,123	$349,603,160
Shares outstanding	18,509,928	12,015,674	27,856,933
Net asset value per share outstanding	$15.81	$15.42	$12.55
Net assets consist of:
Shares, $.001 par value per share	$18,510	$12,016	$27,857
Paid-in surplus	195,780,901	133,028,914	338,741,733
Undistributed (Over-distribution of) net investment income	(10,621,999)	(5,047,403)	(9,730,069)
Accumulated net realized gain (loss)	(4,582,141)	(4,921,797)	(39,814,623)
Net unrealized appreciation (depreciation)	111,985,881	62,186,393	60,378,262
Net assets	$292,581,152	$185,258,123	$349,603,160
Authorized shares	100,000,000	100,000,000	100,000,000

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Investment Income
Dividends (net of foreign tax withheld of $5,847, $ — and $ —, respectively)	$2,012,379	$2,281,876	$4,081,589
Interest	78	1,968	2,467
Total investment income	2,012,457	2,283,844	4,084,056
Expenses
Management fees	1,262,673	794,363	1,488,495
Shareholder servicing agent fees and expenses	203	249	270
Custodian fees and expenses	32,911	38,040	47,618
Directors fees and expenses	3,350	2,211	3,971
Professional fees	16,635	16,044	17,743
Shareholder reporting expenses	36,059	25,712	50,388
Stock exchange listing fees	—	4,258	4,411
Investor relations expenses	23,150	15,873	28,213
Other expenses	87,187	42,158	27,393
Total expenses	1,462,168	938,908	1,668,502
Net investment income (loss)	550,289	1,344,936	2,415,554
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,412,670	4,226,451	1,710,802
Call options purchased	(41,555)	—	—
Call options written	(3,568,304)	(5,355,113)	(12,861,091)
Total return swaps	—	—	20,534,687
Change in net unrealized appreciation (depreciation) of:
Investments	23,914,503	19,089,530	39,776,514
Call options purchased	10,602	—	—
Call options written	(370,952)	78,740	227,630
Total return swaps	—	—	(4,867,074)
Net realized and unrealized gain (loss)	22,356,964	18,039,608	44,521,468
Net increase (decrease) in net assets from operations	$22,907,253	$19,384,544	$46,937,022

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$550,289	$1,159,437	$1,344,936	$3,044,711	$2,415,554	$5,184,435
Net realized gain (loss) from:
Investments	2,412,670	4,175,968	4,226,451	4,777,766	1,710,802	3,151,893
Call options purchased	(41,555)	—	—	—	—	—
Call options written	(3,568,304)	(7,154,082)	(5,355,113)	(1,311,417)	(12,861,091)	(3,061,304)
Total return swaps	—	—	—	—	20,534,687	5,695,752
Change in net unrealized appreciation (depreciation) of:
Investments	23,914,503	43,787,289	19,089,530	7,427,147	39,776,514	18,150,928
Call options purchased	10,602	(10,602)	—	—	—	—
Call options written	(370,952)	(4,199)	78,740	109,025	227,630	248,354
Total return swaps	—	—	—	—	(4,867,074)	3,598,651
Net increase (decrease) in net assets from operations	22,907,253	41,953,811	19,384,544	14,047,232	46,937,022	32,968,709
Distributions to Shareholders
From and in excess of net investment income	(11,172,288)	—	(6,392,339)	—	(12,145,623)	—
From net investment income	—	(1,169,686)	—	(6,414,302)	—	(10,656,160)
From accumulated net realized gains	—	—	—	—	—	—
Return of capital	—	(21,115,840)	—	(6,370,375)	—	(13,635,086)
Decrease in net assets from distributions to shareholders	(11,172,288)	(22,285,526)	(6,392,339)	(12,784,677)	(12,145,623)	(24,291,246)
Capital Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	812,737	188,913	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	812,737	188,913	—	—	—	—
Net increase (decrease) in net assets	12,547,702	19,857,198	12,992,205	1,262,555	34,791,399	8,677,463
Net assets at the beginning of period	280,033,450	260,176,252	172,265,918	171,003,363	314,811,761	306,134,298
Net assets at the end of period	$292,581,152	$280,033,450	$185,258,123	$172,265,918	$349,603,160	$314,811,761
Undistributed (Over-distribution of) net investment income at the end of period	$(10,621,999)	$—	$(5,047,403)	$—	$(9,730,069)	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs		Ending Net Asset Value	Ending Market Value
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2013	(c)	$15.17	$.03	$1.21	$1.24	$(.60	)***	$—	$—	$(.60)	$—		$15.81	$15.67
2012		14.11	.06	2.21	2.27	(.06)		—	(1.15)	(1.21)	—		15.17	15.08
2011		14.67	(.01)	.69	.68	(.47)		(.77)	—	(1.24)	—		14.11	13.03
2010		14.08	(.04)	1.89	1.85	—		—	(1.26)	(1.26)	—		14.67	14.10
2009		11.28	(.05)	4.70	4.65	—		—	(1.85)	(1.85)	—		14.08	14.40
2008		20.63	(.08)	(7.42)	(7.50)	(.27)		—	(1.58)	(1.85)	—		11.28	9.29
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2013	(c)	14.34	.11	1.50	1.61	(.53	)***	—	—	(.53)	—		15.42	14.66
2012		14.23	.25	.92	1.17	(.53)		—	(.53)	(1.06)	—		14.34	13.25
2011		14.39	.23	.77	1.00	(.30)		—	(.86)	(1.16)	—		14.23	13.12
2010		13.93	.22	1.48	1.70	(.35)		—	(.89)	(1.24)	—		14.39	14.53
2009		13.20	.26	2.27	2.53	(.26)		—	(1.54)	(1.80)	—		13.93	14.74
2008		19.95	.29	(5.24)	(4.95)	(.29)		(1.43)	(.08)	(1.80)	—		13.20	12.99
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2013	(c)	11.30	.09	1.60	1.69	(.44	)***	—	—	(.44)	—		12.55	12.17
2012		10.99	.19	.99	1.18	(.38)		—	(.49)	(.87)	—		11.30	10.73
2011		10.93	.17	.85	1.02	(.71)		—	(.25)	(.96)	—		10.99	10.16
2010		10.35	.15	1.45	1.60	(.63)		—	(.39)	(1.02)	—		10.93	10.38
2009		9.99	.20	2.16	2.36	(.20)		—	(1.80)	(2.00)	—		10.35	10.94
2008		17.75	.26	(6.02)	(5.76)	(.26)		—	(1.74)	(2.00)	—	**	9.99	8.89

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets
		Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2013	(c)	7.96%	8.26%	$292,581	1.00	%*	.38%*	6%
2012		25.05	15.98	280,033	1.01		.40	1
2011		.91	4.82	260,176	1.04		(.04)	51
2010		7.46	14.05	270,534	1.08		(.25)	33
2009		79.21	44.32	259,728	1.11		(.38)	—
2008		(41.45)	(37.07)	206,291	1.05		(.47)	19
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2013	(c)	14.70	11.28	185,258	1.02	*	1.47 *	—
2012		9.04	8.27	172,266	1.00		1.73	3
2011		(1.86)	7.27	171,003	1.02		1.63	—
2010		7.87	13.03	172,293	1.10		1.59	—
2009		29.66	20.59	165,397	1.14		2.02	6
2008		(18.80)	(25.93)	153,527	1.08		1.72	11
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2013	(c)	17.59	14.97	349,603	.97	*	1.40 *	—	****
2012		14.24	10.78	314,812	.99		1.62	44
2011		7.02	9.75	306,134	1.01		1.52	3
2010		4.95	16.67	302,657	1.06		1.43	—
2009		50.23	26.48	285,171	1.08		2.11	6
2008		(35.09)	(34.33)	268,628	1.03		1.83	12

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended December 31, 2009, and prior, the Fund's Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Funds' previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)  For the six months ended June 30, 2013.

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5—Investment Transactions) divided by the average long-term market value during the period.

*  Annualized.

**  Rounds to less than $.01 per share.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2013.

****  Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  NASDAQ Premium Income & Growth Fund Inc. (QQQX) ("NASDAQ Premium Income & Growth (QQQX)")

•  Dow 30SM Premium & Dividend Income Fund Inc. (DPD) ("Dow 30SM Premium & Dividend Income (DPD)")

•  Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) ("Dow 30SM Enhanced Premium & Income (DPO)")

The Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as diversified closed-end registered investment companies. NASDAQ Premium Income & Growth (QQQX), Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) were organized in the state of Maryland on August 24, 2004, January 18, 2005 and March 5, 2007, respectively.

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser oversees the Funds' investment portfolios.

NASDAQ Premium Income & Growth's (QQQX) investment objective is high current income and capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the "NASDAQ Investment Portfolio") designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the "Index"). Second, in attempting to generate premium income and reduce the volatility of the Fund's returns, with the intent of improving the Fund's risk-adjusted returns, the Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund's net assets.

Dow 30SM Premium & Dividend Income's (DPD) investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM ("DJIA") (the "Stocks") in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the "Other Instruments"). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

Dow 30SM Enhanced Premium & Income's (DPO) investment objective is to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA ("Dow Stocks"). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks ("Additional Dow Exposure"). The Dow Stocks and the Additional Dow Exposure are collectively referred to as "Total Dow Exposure." The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks ("Options"). The Options will be written on approximately 50% (or less) of the Total Dow Exposure at the time they are written. As a result, generally 50% (or more) of the Fund's Total Dow Exposure will have the potential for full capital appreciation. The portion of the Total Dow Exposure subject to the Options will be limited in the amount of capital appreciation that may be obtained.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2013, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2012, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2013, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over distribution of) net investment income" as of June 30, 2013, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2013 reflect an over-distribution of net investment income.

Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of June 30, 2013, the Funds were not invested in any portfolio securities or derivatives, other than the swap contracts further described in Footnote 3—Portfolio Securities and Investments in Derivatives, with gross exposures on the Statement of Assets and Liabilities that could be netted subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and total return swap contracts are provided by a pricing service approved by the Funds' Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NASDAQ Premium Income & Growth (QQQX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$296,693,186	$387,478	$—	$297,080,664
Exchange-Traded Funds	1,068,150	—	—	1,068,150
Short-Term Investments:
Repurchase Agreements	—	881,971	—	881,971
Derivatives:
Call Options Written	(938,875)	—	—	(938,875)
Total	$296,822,461	$1,269,449	$—	$298,091,910
Dow 30SM Premium & Dividend Income (DPD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$182,498,180	$—	$—	$182,498,180
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,999,944	—	1,999,944
Repurchase Agreements	—	4,260,077	—	4,260,077
Derivatives:
Call Options Written	(362,328)	—	—	(362,328)
Total	$182,135,852	$6,260,021	$—	$188,395,873
Dow 30SM Enhanced Premium & Income (DPO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$333,691,895	$—	$—	$333,691,895
Short-Term Investments:
U.S. Government and Agency Obligations	—	2,999,916	—	2,999,916
Repurchase Agreements	—	19,487,245	—	19,487,245
Derivatives:
Call Options Written	(899,122)	—	—	(899,122)
Total Return Swaps**	—	1,146,250	—	1,146,250
Total	$332,792,773	$23,633,411	$—	$356,426,184

*  Refer to the Fund's Portfolio of Investments for industry classifications and Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to each Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call/put options purchased and/or written" on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2013, NASDAQ Premium Income & Growth (QQQX) wrote call options on the NASDAQ 100® Index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential, which is capped at the amount of premium received for each option. NASDAQ Premium Income & Growth (QQQX) also purchased call options at a higher strike price than its call options written, which have the effect of allowing the Fund to benefit from strong price increases, if they occur. Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium Income (DPO) each wrote call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential of each stock above the options stock price.

Nuveen Investments

The average notional amount of outstanding call options purchased and call options written during the six months ended June 30, 2013, were as follows:

NASDAQ Premium Income & Growth (QQQX)
Average notional amount of outstanding call options purchased*	$4,708,333

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of outstanding call options written*	$(121,283,333)	$(92,144,520)	$(221,950,417)

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of call options written held by the Funds as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value

NASDAQ Premium Income & Growth (QQQX)

Equity price	Options	—	$—	Call options written, at value	$(938,875)

Dow 30SM Premium & Dividend Income (DPD)

Equity price	Options	—	$—	Call options written, at value	$(362,328)

Dow 30SM Enhanced Premium & Income (DPO)

Equity price	Options	—	$—	Call options written, at value	$(899,122)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on call options written for the six months ended June 30, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
NASDAQ Premium Income & Growth (QQQX)	Equity price	Call options purchased	$(41,555)	$10,602
NASDAQ Premium Income & Growth (QQQX)	Equity price	Call options written	(3,568,304)	(370,952)
Dow 30SM Premium & Dividend Income (DPD)	Equity price	Call options written	(5,355,113)	78,740
Dow 30SM Enhanced & Premium Income (DPO)	Equity price	Call options written	(12,861,091)	227,630

Swap Contracts

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on total return swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of total return swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from total return swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contract, and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

transaction. The amount of the payment obligation is based on the notional amount of the swap contract. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Total return swap premiums paid and/or received" on the Statement of Assets and Liabilities.

During the six months ended June 30, 2013, Dow 30SM Enhanced Premium & Income (DPO) entered into total return swap contracts that receive the total return of the DJIA while paying a floating rate of interest; adding leverage and additional equity exposure to the Fund. The average notional amount of total return swap contacts outstanding during the six months ended June 30, 2013, was as follows:

Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of total return swap contracts outstanding*	$103,798,757

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all total return swap contracts held by the Fund as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Dow 30SM Enhanced & Premium Income (DPO)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity price	Swaps	Unrealized appreciation on total return swaps	$1,146,250	—	$—

The following table presents the total return swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Counterparty	Gross Unrealized Appreciation on Total Return Swaps**	Gross Unrealized (Depreciation) on Total Return Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation on Total Return Swaps	Collateral Pledged to Counterparty	Net Exposure
Dow 30SM Enhanced & Premium Income (DPO)
Citbank N.A.	$573,125	$—	$—	$573,125	$—	$573,125
HSBC Bank	573,125	—	—	573,125	—	573,125
Total	$1,146,250	$—	$—	$1,146,250	$—	$1,146,250

**  Represents gross unrealized appreciation (depreciation) for the counterparty as presented in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on total return swap contracts for the six months ended June 30, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Dow 30SM Enhanced & Premium Income (DPO)	Equity price	Swaps	$20,534,687	$(4,867,074)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange-traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange's clearinghouse.

Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

The Funds have not repurchased any of their outstanding shares since the inception of their share repurchase programs.

Transactions in Fund shares were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12
Shares issued to shareholders due to reinvestment of distributions	52,834	11,748	—	—	—	—

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) for the six months ended June 30, 2013, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Purchases	$18,892,261	$—	$219,700
Sales	28,456,118	13,162,056	11,022,509

Transactions in call options written during the six months ended June 30, 2013, were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		DOW 30SM Enhanced Premium & Income (DPO)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	425	$928,772	15,810	$620,094	36,820	$1,443,122
Call options written	3,050	6,971,412	70,670	3,379,829	170,520	8,166,267
Call options terminated in closing purchase transactions	(2,975)	(6,782,067)	(41,840)	(2,063,484)	(99,580)	(4,915,156)
Call options expired	(100)	(217,797)	(30,490)	(1,316,155)	(72,530)	(3,150,668)
Outstanding, end of period	400	$900,320	14,150	$620,284	35,230	$1,543,565

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of June 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives) as determined on a federal income tax basis, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Cost of investments	$187,065,583	$126,830,051	$297,823,983
Gross unrealized:
Appreciation	115,568,663	67,961,893	77,036,047
Depreciation	(3,603,461)	(6,033,743)	(18,680,974)
Net unrealized appreciation (depreciation) of investments	$111,965,202	$61,928,150	$58,355,073

Permanent differences, primarily due to tax basis earning and profits adjustments and notional principal contracts, resulted in reclassifications among the Funds' components of net assets as of December 31, 2012, the Funds' last tax year-end, as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Paid-in surplus	$(21,116,465)	$(9,740,510)	$(19,562,204)
Undistributed (Over-distribution of) net investment income	21,126,089	9,739,885	19,106,389
Accumulated net realized gain (loss)	(9,624)	625	455,815

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Funds' last tax year end, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds' last tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income (1)	$1,169,686	$6,414,302	$10,656,160
Distributions from net long-term capital gains	—	—	—
Return of capital	21,115,840	6,370,375	13,635,086

(1)  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

Nuveen Investments

As of December 31, 2012, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Expiration:
December 31, 2017	$3,782,567	$48,966,826

During the Funds' last tax year ended December 31, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Utilized capital loss carryforwards	$3,369,510	$5,926,493

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a Fund after December 31, 2010 will not be subject to expiration. During the Funds' last tax year ended December 31, 2012, the following Fund generated post-enactment capital losses as follows:

NASDAQ Premium Income & Growth (QQQX)
Post-enactment losses:
Short-term	$2,494,516
Long-term	509,709

The Funds have elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Funds' last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Dow 30SM Premium & Dividend Income (DPD)
Post-October capital losses	$10,581
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	NASDAQ Premium Income & Growth (QQQX) Dow 30SM Premium & Dividend Income (DPD) Dow 30SM Enhanced Premium & Income (DPO) Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2013, the complex-level fee rate for these Funds was .1679%.

The Funds pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Directors (each, a "Board" and each Director, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, LLC (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and Nuveen Asset Management, LLC (the "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor's investment teams in Minneapolis in September 2012, and the Sub-Advisor's municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the

Nuveen Investments

Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing each Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds (including the Funds) as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the NASDAQ Premium Income & Growth Fund Inc. (the "NASDAQ Fund") and the Dow 30SM Enhanced Premium & Income Fund Inc. (the "Enhanced Premium & Income Fund") had demonstrated generally favorable performance in comparison to peers. In this regard, they noted that the NASDAQ Fund had performed in the first quartile over various periods and that although the Enhanced Premium & Income Fund performed in the third quartile for the one-year period, it performed in the first quartile for the three- and five-year periods and outperformed its benchmark in the one-, three- and five-year periods. In addition, the Independent Board Members noted that the Dow 30SM Premium & Dividend Income Fund Inc.

Nuveen Investments

(the "Premium & Dividend Fund") lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. In this regard, although the Fund performed in the fourth quartile for the one-year period, it was in the first quartile for the three- and five-year periods and while it underperformed its benchmark in the one- and three-year periods, it outperformed its benchmark in the five-year period.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) that were below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Funds, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also reviewed the Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds' portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds' portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Nevertheless, the Sub-Advisor may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Funds's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Additional Fund Information

Board of Directors

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares. Any future repurchases will be reported in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-E-0613D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)                Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)                A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)                Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)                                 If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NASDAQ Premium Income & Growth Fund Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2013